UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          LIFE SCIENCES RESEARCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________



===============================================================================



                          LIFE SCIENCES RESEARCH, INC.
                          METTLERS ROAD, P.O. BOX 2360
                            EAST MILLSTONE, NJ 08875
                                 (732) 649-9961







                                             May 10, 2002



Dear Stockholder:

     The directors and officers of Life Sciences Research, Inc. cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held on June 11, 2002 at 10:00 a.m., local time. The meeting will be held at 53 St., Urbanizacion Obarrio, Panama, Republic of Panama. Notice of the Annual Meeting, the Proxy Statement and a proxy card are enclosed.

     At this year's meeting you will be asked to (i) elect directors, (ii) approve the grant of warrants, and (iii) transact such other business as may properly come before the meeting.

     You are urged to mark, sign, date and mail the enclosed Proxy immediately. By mailing your Proxy now you will not be precluded from attending the meeting. Your Proxy is revocable, and in the event you find it convenient to attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

                                        Very truly yours,


                                        /s/ Andrew H. Baker

                                        Andrew H. Baker
                                        Chairman of the Board
                                        and Chief Executive Officer

===============================================================================


                          LIFE SCIENCES RESEARCH, INC.
                          METTLERS ROAD, P.O. BOX 2360
                            EAST MILLSTONE, NJ 08875
                                 (732) 649-9961


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2002


     Notice is  hereby  given  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of Life Sciences Research, Inc., a Maryland corporation (the "Company"), will be held at 53 St., Urbanizacion Obarrio, Panama, Republic of Panama on June 11, 2002 at 10:00 a.m., local time, for the purpose of considering and voting on the following matters described in the attached Proxy
Statement:

1.   Election of directors;

2. Approval of the issuance to Focused Healthcare Partners, LLC ("FHP") of warrants to acquire 410,914 shares of the Company's voting common stock; and

3. Transacting such other business as may properly come before the Meeting or any adjournment thereof.

     Holders of record of voting common stock at the close of business on May 1, 2002 (the "Record Date") shall be entitled to notice of and to vote at the Meeting or any adjournment thereof. You are invited to attend the Meeting in person. Whether or not you intend to attend the Meeting, please mark, sign, date and return the enclosed Proxy to make certain that your shares are represented at the Meeting. Stockholders who attend the Meeting may vote their shares personally, even though they have previously returned Proxies.

     Your attention is invited to the attached Proxy Statement.

                                     BY ORDER OF THE BOARD OF DIRECTORS:


                                     /s/Richard Michaelson
                                     Richard Michaelson
                                     Secretary and Chief Financial Officer


Dated:  May 10, 2002


===============================================================================


                          LIFE SCIENCES RESEARCH, INC.
                          METTLERS ROAD, P.O. BOX 2360
                            EAST MILLSTONE, NJ 08875
                                 (732) 649-9961

                                 PROXY STATEMENT

                               GENERAL INFORMATION


                               PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies (the "Proxies") by and on behalf of the Board of Directors of Life Sciences Research, Inc., a Maryland corporation ("LSR" or the "Company"), for its Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m., local time, on June 11, 2002 at 53 St., Urbanizacion Obarrio, Panama, Republic of Panama, or at any adjournment thereof. The Company anticipates that this Proxy Statement and the accompanying form of Proxy will be first mailed or given to the stockholders of the Company on or about May 10, 2002.

     The cost of soliciting Proxies will be borne by the Company. Officers and regular employees of the Company, without additional compensation, may solicit Proxies by further mailing, telephone, telegraph, facsimile transmission or by personal conversations. The Company will, upon request, reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for their expenses in forwarding solicitation material to the beneficial owners of the Company's voting common stock, par value $.01 per share (the "Common Stock").

     Any Proxy that is properly submitted to the Company may be revoked by the person giving it at any time before it has been voted. Proxies may be revoked by
(i) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of LSR Common Stock and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a Proxy).


                            INFORMATION ABOUT VOTING

     The persons named in the Proxies will vote the Proxies in accordance with the instructions specified therein. Unless instructed to the contrary in a Proxy that is returned by a stockholder of the Company, the Proxy will be voted FOR the persons named below in the election of the Company's Board of Directors and FOR the proposed issuance of warrants described in Proposal 2. The persons named in the Proxy will exercise their judgment with respect to other matters which may properly come before the Meeting. The Company is not currently aware of any other matters to come before the Meeting.

     If you participate in the Huntingdon Life Sciences Inc. Savings and Investment Plan (the Company's "401(k) Plan"), you may vote shares of Common Stock of the Company credited to your 401(k) account by instructing the trustee of the 401(k) Plan, pursuant to the separate 401(k) Plan instruction card being mailed with this proxy statement to plan participants. You should complete and return the 401(k) Plan instruction card to Mellon Shareholder Services LLC, the proxy tabulators, at the address set forth on that card. The trustee will vote your shares in accordance with your duly executed instructions received by June 3, 2002. If you do not send instructions, the shares credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

     You may also revoke previously given voting instructions by June 1, 2002 by filing with the proxy solicitor either a written notice of revocation or a properly completed and signed voting 401(k) Plan instruction card bearing a later date.

     Holders of a majority of the shares of Common Stock of the Company entitled to vote, present in person or represented by proxy, constitute a quorum at the Meeting. Abstentions are counted as present for purposes of establishing the quorum necessary for the Meeting to proceed. Likewise, if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"), such broker non-vote is counted as present for purposes of establishing the quorum necessary for the Meeting to proceed.

     Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All other matters to come before the Meeting require the approval of a majority of the shares of Common Stock voted, in person or by proxy, at the Meeting, provided a quorum is present. For purposes of the vote on such matters, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.


                      SHARES OUTSTANDING AND VOTING RIGHTS

     Holders of record of Common Stock at the close of business on May 1, 2002 (the "Record Date"), will be entitled to vote at the Meeting. The holders of the shares of LSR Common Stock are entitled to one vote per share. Such shares may not be voted cumulatively. As of the Record Date, there were 11,032,578 shares of LSR Common Stock issued and outstanding and entitled to vote. Holders of the Company's Non-Voting Common Stock, par value $.01 per share (the "Non-Voting Stock"), will not be entitled to vote on any matters presented at the Meeting. The presence in person or by Proxy of the holders of at least a majority of the outstanding shares of LSR Common Stock is necessary to constitute a quorum at the Meeting. The directors and executive officers of the Company as a group as of the Record Date (8 persons), who as of the Record Date beneficially owned of record in the aggregate 4,456,037 (approximately 39.2%) of the outstanding shares of LSR Common Stock, have indicated that they intend to vote all such shares FOR all of the proposals set forth herein, (except that Andrew Baker, The Company's Chairman and CEO, will abstain from voting with respect to Proposal
2). See "Proposal 2 - Approval of Warrants".

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Nominees to each of the five positions on the Board of Directors of the Company are to be elected at the Meeting. If elected, each will serve for one year or until his successor is elected and qualified. Each such nominee is a current director. The Company does not contemplate that any of the persons named below will be unable or will decline to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying Proxy will vote for a substitute, or substitutes, in their discretion. Two current directors, Frank Bonner and Julian Griffiths, will not stand for re-election to the Board.

     Listed below are the names and ages of the nominees, the year in which each first became a director and their principal occupations for at least the past five years. All directors became directors of LSR on January 10, 2002 when LSR's exchange offer (the "Exchange Offer") to acquire all of the outstanding equity securities of Huntingdon Life Sciences Group plc, an English public limited company ("Huntingdon or "HLS"") became unconditional.

Name and Age             Principal Occupation

Andrew H.  Baker - 54    Andrew  Baker  was  appointed  to the
                         Huntingdon  Board as  Executive  Chairman in  September
                         1998 in connection with his leadership of a rescue plan
                         for  Huntingdon.  He became  Chairman and CEO of LSR on
                         January 10, 2002. He is a chartered  accountant and has
                         operating  experience in numerous companies involved in
                         the delivery of healthcare ancillary services. He spent
                         18  years   until   1992  with   Corning   Incorporated
                         ("Corning")  and held the posts of President and CEO of
                         MetPath Inc., Corning's clinical laboratory subsidiary,
                         from  1985 to 1989.  He  became  President  of  Corning
                         Laboratory  Services  Inc.  in 1989,  which at the time
                         controlled   MetPath   Inc.   (now   trading  as  Quest
                         Diagnostics  Inc.),  and  Hazleton  Corporation,  G. H.
                         Besselaar  Associates  and SciCor Inc.,  (all three now
                         trading as Covance Inc). Since leaving Corning in 1992,
                         Mr. Baker has focused on  investing  in and  developing
                         companies in the  healthcare  sector  including  Unilab
                         Corporation, a clinical laboratory services provider in
                         California  where Mr.  Baker served as CEO from 1992 to
                         1996.  Mr.  Baker  also  started   Focused   Healthcare
                         Partners    ("FHP")    in    1997    to    invest    in
                         healthcare-related entities. See "Proposal 2 - Approval
                         of   Warrants"   and   "Certain    Relationships    and
                         Transactions with Related Persons".

GaborBalthazar - 60      Gabor  Balthazar  was  appointed  to the
                         Huntingdon    Board   as   the    Senior    Independent
                         Non-Executive  Director  in  March  2000.  He has  been
                         active  in   international   marketing  and  management
                         consulting  for almost 30 years.  Mr.  Balthazar sat on
                         Unilab's board from 1992 until November 1999. From 1985
                         to  1997  Mr.  Balthazar  served  as  a  consultant  to
                         Frankfurt Consult, the merger/acquisition subsidiary of
                         BHF-Bank,  Frankfurt,  Germany and to Unilabs  Holdings
                         SA,  a  Swiss  clinical   laboratory   testing  holding
                         company, from 1987 to 1992. Mr. Balthazar also serves as a director of Decora Industries, Inc. He is a graduate of the Columbia Law School in New York City.

John Caldwell  - 55      John  Caldwell,  B.Pharm.,  PhD,  D.Sc.,
                         C.Biol.,  F.I.Biol.,  was  appointed to the  Huntingdon
                         Board  as  an  Independent  Non-Executive  Director  in
                         December   1997.   He  is  Professor   of   Biochemical
                         Toxicology  at, and Head of the Division of  Biomedical
                         Sciences of, the Imperial College School of Medicine in
                         London,  England.  His  distinguished  career  includes
                         membership  of the UK Committee on Safety of Medicines,
                         Ministry of  Agriculture  fisheries  and Food  Steering
                         Group for Food  Surveillance,  permanent  membership of
                         the   International   Scientific   Committee   of   the
                         International   Symposia   on  Chiral   Discrimination,
                         Honorary Membership of the Royal College of Physicians,
                         Representative on the Court of the University of Surrey
                         for the  British  Pharmacological  Society  and he is a
                         Past  President  of the  International  Society for the
                         Study  of  Xenobiotics.  He is  also  a  member  of the
                         Institute   of   Directors.   Professor   Caldwell  has
                         extensive    involvement    as   a   consultant    with
                         pharmaceutical companies in Europe, North America and Japan.

BrianCass  - 53          Brian  Cass,  FCMA,  was  appointed  to the
                         Huntingdon Board as Managing  Director/Chief  Operating
                         Officer  in  September  1998 and became  President  and
                         Managing  Director of LSR on January 10, 2002. Prior to
                         joining  Huntingdon he was a Vice  President of Covance
                         Inc. and Managing Director of Covance  Laboratories Ltd
                         (previously  Hazleton  Europe Ltd) for nearly 12 years,
                         having  joined the company in 1979 as  Controller.  Mr.
                         Cass worked at Huntingdon  Research Centre between 1972
                         and  1974  and  has  previous   experience  with  other
                         companies   in  the   electronics   and   heavy   plant
                         industries.  He has also held  directorships with North
                         Yorkshire   Training  &  Enterprise   Council  Ltd  and
                         Business Link North Yorkshire Ltd.

Kirby L. Cramer  - 65    Kirby  Cramer  was  appointed  to the
                         Huntingdon Board as an Executive  Director in September
                         1999. He served as Chief Executive  Officer of Hazleton
                         Laboratories Corporation from 1968 and led it to become
                         the world's largest  provider of  pre-clinical  testing
                         services  when it was  sold to  Corning  Inc.  in 1987.
                         Following the  acquisition he served as Chairman of the
                         Board of Directors of Hazleton  from 1987 through 1991.
                         Hazleton Laboratories now form the pre-clinical segment
                         of Covance Inc. Mr. Cramer also  currently  serves as a
                         director of D. J. Orthopedics,  Immunex Corp., SonoSite
                         Inc., Array BioPharma, Commerce Bancorporation,  Landec
                         Corporation,   Northwestern  Trust  Company  and  Corus
                         Pharma.  Previously  Mr.  Cramer was a director  of ATL
                         Ultrasound  Inc.,  Unilab  Corporation,  Pharmaceutical
                         Product Development Inc., and Kirschner Medical.

     Frank Bonner and Julian Griffiths have each served as a director of LSR from January 10, 2002 but will not stand for reelection. Accordingly, they will cease service as directors effective June 11, 2002. Walter Stapfer served as the sole director and President of LSR from its formation on July 19, 2001 through his resignation on January 10, 2002, the date on which the Exchange Offer became unconditional and the then-current directors of Huntingdon became the full Board of Directors of LSR.

  SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS AND CERTAIN BENEFICIAL OWNERS

Ownership of Management and Directors

     The following table sets forth certain information known to LSR regarding the beneficial ownership of LSR Common Stock as of the Record Date by: (i) each of LSR's directors and Named Executive Officers (see "Executive Compensation" for definition of Named Executive Officers) and (ii) all directors and executive officers as a group. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named below on a given date, any security which such person or persons have the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as noted below, each person has full voting and investment power over the shares indicated.

                                              Number of Shares of          Percent of LSR Common
Name and Address of                            LSR Common Stock             Stock Beneficially
Beneficial Owner                               Beneficially Owned                 Owned (1)
----------------                               ------------------                ---------
Andrew Baker (2)                                    2,699,175                       24.4%
Gabor Balthazar (3)                                   10,000                          *
Frank Bonner (4)                                      17,855                          *
John Caldwell (5)                                     10,000                          *
Brian Cass (6)                                       520,000                         4.7%
Kirby Cramer (7)                                     903,007                         8.1%
Julian Griffiths (8)                                  80,000                          *
Richard Michaelson (9)                               216,000                         1.9%
All Directors and Executive                    ____________________                 ______
Officers of LSR as a Group                          4,456,037                       39.2%
(8 persons)
---------------
* less than 1%

(1) Calculated pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and based on 11,032,578 shares of LSR Common Stock outstanding as of the Record Date.

(2) Mr. Baker is Chairman and Chief Executive Officer of the Company. Includes presently exercisable options to purchase 100,000 shares at $1.50 per share which expire in March 2012. See "Certain Relationships and Transactions with Related Persons".

(3)  Mr.  Balthazar  is  a  director  of  the  Company.   Includes  a  presently
     exercisable option to purchase 10,000 shares at $1.50 per share, which expire in March 2012. See "Compensation of Directors".

(4) Dr. Bonner is a director of the Company and the Director of Science and Technology for Huntingdon, a wholly owned subsidiary of the Company. Includes presently exercisable options to purchase 17,500 shares at $1.50 per share, which expire in March 2012. See "Compensation of Directors" and "Certain Relationships and Transactions with Related Persons".

(5) Prof. Caldwell is a director of the Company. Includes a presently exercisable option to purchase 10,000 shares at $1.50 per share, which expires in March 2012. See "Compensation of Directors."

(6) Mr. Cass is a director and President and Managing Director of the Company. Includes presently exercisable options to purchase 100,000 shares at $1.50 per share, which expire in March 2012. See "Certain Relationships and Transactions with Related Persons."

(7) Mr. Cramer is a director of the Company. Includes presently exercisable options to purchase 20,000 shares at $1.50 per share, which expire in March 2012. See "Compensation of Directors."

(8) Mr. Griffiths is a director of the Company and Finance Director of Huntingdon, a wholly owned subsidiary of the Company. Includes presently exercisable options to purchase 30,000 shares at $1.50 per share, which expire in March 2012. See "Certain Relationships and Transactions with Related Persons."

(9) Mr. Michaelson is the Chief Financial Officer and Secretary of the Company. Includes presently exercisable options to purchase 45,000 shares at $1.50 per shares. See "Certain Relationships and Transactions with Related Persons."


Ownership of Certain Beneficial Owners

     The following table sets forth certain information, to the knowledge of LSR, regarding the beneficial ownership of LSR Common Stock as of the Record Date by all stockholders known by LSR (based on public filings with the Commission, except as otherwise noted) to be the beneficial owners of more than 5% of the outstanding shares of LSR Common Stock. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire such shares within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as noted below, each person has full voting and investment power over the shares indicated.

  Name and Address                 Number of Shares of Common Stock     Percent of Common Stock
 of Beneficial Owner                      Beneficially Owned             Beneficially Owned (1)
 -------------------                      ------------------             ----------------------
Andrew H. Baker                              2,699,175 (2)                       24.4%
c/o Life Sciences Research, Inc.
Mettlers Road
East Millstone, NJ  08875

Kirby L. Cramer                                903,007 (3)                        8.1%
c/o Life Sciences Research, Inc.
Mettlers Road
East Millstone, NJ  08875

---------------

(1) Calculated pursuant to Rule 13d-3 promulgated under the Exchange Act and based on 11,032,578 shares of LSR Common Stock outstanding as of the Record Date.

(2) Mr. Baker is the Chairman and Chief Executive Officer of the Company. Includes beneficial ownership of 100,000 shares issuable upon exercise of fully vested and presently exercisable options to purchase LSR Common Stock. Based on Company records, a Form 4 by Mr. Baker dated April 8, 2002 and a Schedule 13D filed by Mr. Baker on April 8, 2002. Mr. Baker controls FHP. If the FHP Warrants described in "Proposal 2 - Approval of Warrants" are approved by stockholders at the Meeting and are granted to FHP, Mr. Baker would also be deemed to beneficially own the 410,914 shares subject to the FHP Warrants.

(3) Mr. Cramer is a director of the Company. Based on Company records, a Form 4 filed by Mr. Cramer dated April 8, 2002 and a Schedule 13D filed by Mr. Cramer on April 8, 2002.

Meetings and Committees of Board of Directors

Meetings of Board of Directors

     The Company was formed on July 19, 2001 for the purpose of effecting the Exchange Offer. Walter Stapfer served as sole director and President of LSR from July 19, 2001 to his resignation on January 10, 2002. During that time, eight
(8) meetings of the Board of Directors of LSR were convened or held by sole written consent. Since January 10, 2002, when the current directors took their seats, the Board of Directors of LSR held two meetings. Each of the incumbent directors attended both such meetings of the Board (except for Mr. Cramer, who missed one meeting) and all members of Board Committees attended all such meetings for the Committee on which he served.

Audit Committee

     The Audit Committee of the Board of Directors of LSR is authorized to make recommendations to the Board regarding the appointment of independent accountants; to review and approve any major changes in accounting policy; to review the arrangements for, scope and results of the independent audit; to review and approve the scope of non-audit services to be performed by independent accountants and to consider the possible effect on the independence of the accountants; to review the effectiveness of internal auditing procedures and personnel; to review LSR's policies and procedures for compliance with disclosure requirements with respect to conflicts of interest and for prevention of unethical, questionable or illegal payments; and to take such other actions as the Board shall from time to time so authorize. Messrs. Balthazar, Caldwell and Cramer comprise the Audit Committee. Mr. Balthazar serves as Chairman. Each member of the Audit Committee is considered to be an independent director. The Audit Committee of LSR held one meeting during 2002 prior to the date of this Proxy Statement.

     The Audit Committee operates under a written charter adopted by the Board of Directors, that is included as Appendix A to this proxy statement.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review of Financial Statements and Other Matters with Independent Accountant

     The Audit Committee has discussed with the Company's independent auditors, Deloitte & Touche, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibilities of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Audit fees of Independent Accountant

     The aggregate fees paid for professional services rendered by Deloitte & Touche for the audit of the Company's annual financial statements for fiscal year 2001 were $181,000.

Financial Information Systems Design and Implementation Fees

     There were no fees paid for professional services rendered by Deloitte & Touche for financial information systems design and implementation assistance for fiscal year 2001.

All Other Fees

     The aggregate fees paid for services rendered by Deloitte & Touche during fiscal year 2001 other than for those professional services described above were $158,000. Such services included $5,000 in tax services. The remainder of non-audit fees primarily related to benefit and insurance plan audits, preparation and foreign payrolls consultations and internal audit and controls engagements.

     The Audit Committee has considered whether the provision of the foregoing services is compatible with maintaining the principal accountant's independence, and has determined that such independence has been maintained.

Recommendation that Financial Statements be Included in Annual Report

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Other Matters

     In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material", or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Gabor Balthazar (Chairman)                                         March 6, 2002
John Caldwell
Kirby L. Cramer

Compensation Committee

     The Compensation Committee is authorized to establish and approve compensation policies, salary levels and bonus payments; to grant stock options, stock appreciation rights, phantom stock rights, incentive compensation and all other forms of compensation-related credits, guarantees, employee loans and policies except as may be precluded by applicable law and to provide an overview of compensation programs. The Compensation Committee is comprised of Messrs. Balthazar and Cramer. Mr. Cramer serves as Chairman. Each is considered to be an independent director. In addition, the Compensation Committee addresses issues required or recommended to be addressed by independent directors, including administration of the Company's 2001 Equity Incentive Plan. The Compensation Committee of LSR held two meetings during 2002 prior to the date of this Proxy Statement.

Nominating Committee

     The Nominating Committee is authorized to establish procedures for selecting, screening and nominating candidates for election as directors at the annual or special meetings of stockholders; to make recommendations of director nominees to fill vacancies on the Board resulting from director resignations; to increase the number of directors for purposes of recommending the addition of a director to the Board; to review the qualifications of director nominations made by the Company's stockholders, directors, officers or others; and to adopt procedures regarding the qualifications and tenure of directors. Stockholders who wish to make nominations of directors shall submit the name and qualifications of such nominee in writing to the attention of the Company's Secretary at the offices of the Company. The members of the Nominating Committee are Messrs. Baker, Caldwell and Cramer. Mr. Baker serves as Chairman. The Nominating Committee held two meetings during 2002 prior to the date of this Proxy Statement.

Animal Welfare and Ethics Committee

     The Animal Welfare and Ethics Committee is authorized to provide oversight and review of the Company's procedures and practices for assuring proper treatment and welfare of animals utilized in the Company's research and testing services; to keep the full Board apprised of such practices; and to make recommendations for the improvement of such activities. The Animal Welfare and Ethics Committee is comprised of Messrs. Caldwell and Cass, with Professor Caldwell serving as Chairman. Professor Caldwell has long professional experience with such welfare and ethics issues. The Animal Welfare and Ethics Committee held one meeting during 2002 prior to the date of this Proxy Statement.

Special Private Placement Committee

     A Special Private Placement Committee of the Board of Directors was established for the specific purpose of analyzing, reviewing and negotiating the appropriateness and terms of the Company's private placement sale of 5,085,334 shares of Common Stock (the "Private Placement"), which was completed on March 28, 2002. See, "Certain Relationships and Transactions with Related Persons." The members of the Special Private Placement Committee were Messrs. Balthazar and Caldwell. Mr. Balthazar served as Chairman. Each is considered to be an independent director. Moreover, Messrs. Balthazar and Caldwell did not purchase Common Stock in the Private Placement, and thus were independent from the potential conflicts that would be present in both participating as a purchaser in the Private Placement and protecting the interests of the Company in the sale of Common Stock. Certain other directors (Messrs. Baker, Cass, Cramer and Griffiths) did purchase Common Stock in the Private Placement. See "Certain Relationships and Transactions with Related Persons". The Special Private Placement Committee held two meetings during 2002 prior to the date of this Proxy Statement.

Compensation of Directors

     Mr. Stapfer received no compensation for serving as a director of LSR from July 19, 2001 to January 10, 2002. Since January 10, 2002 non-employee directors (Messrs. Balthazar, Caldwell and Cramer) receive an annual cash payment of $25,000 for their services as directors of LSR, payable quarterly. Messrs. Baker, Bonner, Cass and Griffiths receive no payment for services as a director because they are employees of the Company or its subsidiaries. Directors receive no additional per-meeting payments or payments for service on committees of the Board.

     Non-employee directors (Messrs. Balthazar, Caldwell and Cramer) received on March 1, 2002, a grant of ten-year options to purchase 10,000 shares of LSR Common Stock at an exercise price of $1.50 per share, the same price at which shares were sold in the Private Placement. Each such option vested 50% on grant and 50% on the first anniversary of the date of grant. Mr. Cramer also received a grant of additional options to purchase 10,000 shares of LSR Common Stock on such date, on the same terms described above, in light of the expiration of Mr. Cramer's 1998 "founder options" in Huntingdon.

     Each director is reimbursed for all travel expenses related to each meeting of the Board or Committee that he attends in person.

Executive Compensation

     The following table sets forth the annual and long-term compensation paid or accrued by HLS for services rendered in all capacities to HLS during the years ended December 31, 2001, 2000 and 1999, as applicable, of those persons who were, at December 31, 2001, (i) the Executive Chairman (the UK equivalent of the Chief Executive Officer) (Mr. Baker) and (ii) the other officers of HLS whose total annual salary and bonus for the year ended December 31, 2001 exceeded $100,000 (Frank Bonner, Brian Cass and Julian Griffiths) (Messrs. Baker, Bonner, Cass and Griffiths collectively are referred to herein as the "Named Executive Officers").


                           Summary Compensation Table
                                                                                                 Long Term
                              Annual Compensation                                             Compensation Awards
                                                                      Other Annual                       Securities
                                                                      Compensation      Restricted       Underlying
Name and Principal Position    Year     Salary($)(5)    Bonus ($)       ($)(6)       Stock Award ($)     Options (7)
Andrew H. Baker                2001        288,006           -           95,990              -               -
Executive Chairman (1)         2000        288,000           -           95,040              -               -
                               1999        216,000        72,000         71,280              -               -

Brian Cass                     2001        280,741           -           153,311             -               -
Managing Director (2)          2000        288,800           -           153,936             -               -
                               1999        216,000        72,000         130,992             -             23,150

Frank Bonner                   2001        211,680           -           20,395              -            500,000
Science & Techology            2000        211,680           -           19,367              -            375,000
Director (3)                   1999        201,600        14,400         26,450              -            250,000

Julian T. Griffiths            2001        120,960           -           40,229              -            500,000
Finance Director (4)           2000        120,960           -           44,070              -            375,000
                               1999        113,435        14,400         53,562              -            750,000


(1) Mr. Baker has served as Executive Chairman of HLS since September 1998. He became Chairman and Chief Executive Officer of LSR on January 10, 2002. See "Employment Agreements - Andrew Baker".

(2) Mr. Cass has served as Managing Director of HLS since September 1998. He became President and Managing Director of LSR on January 10, 2002. See "Employment Agreements - Brian Cass".

(3) Dr. Bonner has served as Director of Science and Technology of HLS since September 1998. See "Employment Agreements - Frank Bonner".

(4) Mr. Griffiths has served as Finance Director of HLS since February 1999. See "Employment Agreements - Julian Griffiths".

(5) All payments contained in this table were made in pounds sterling. The amounts listed were converted into US dollars on the basis of an exchange rate of $1.44 to(pound)1.00.

(6) For Mr. Baker, represents the benefits from a contribution to a private pension account. For Mr. Cass, represents the benefits from a contribution to a private pension account, a car allowance, private health insurance contributions and relocation reimbursement. For Dr. Bonner and Mr. Griffiths represents the benefits from a contribution to a private pension account, car allowance and private health insurance contributions.

(7) Represents options to acquire Huntingdon ordinary shares, all of which are no longer exercisable in light of the Exchange Offer and the compulsory acquisition of Huntingdon by LSR completed on March 26, 2002.

Option Grants

     The following table sets forth the grants of HLS stock options during the year ended December 31, 2001, to the Named Executive Officers:

     Option Grants In Last Fiscal Year

                               No. of
                             Securities       % of Total                      Market Price                Grant Date
                             Underlying     Options Granted    Exercise or     of Date of                   Present
                              Options       to Employees in    Base Price        Grant       Expiration      Value
          Name              Granted (#)       Fiscal Year        ($/Sh)          ($/Sh)         Date        ($/Sh)
          ----              -----------       -----------        ------          ------         ----        ------
Andrew H. Baker                  0                 0                -              -              -            -
Brian Cass                       0                 0                -              -              -            -
Julian T. Griffiths (1)       500,000            6.5%              5p            2.25p         4/27/11    $42,191(3)
Frank Bonner (2)              500,000            6.5%              5p            2.25p         4/27/11    $42,191(3)



(1) Under Huntingdon's Incentive Option Plan Mr. Griffiths was granted on April 27, 2001 options to purchase 500,000 ordinary shares of Huntingdon at an exercise price of 5p, the nominal value of the ordinary shares.

(2) Under Huntingdon's Incentive Option Plan Dr. Bonner was granted on April 27, 2001 options to purchase 500,000 ordinary shares of Huntingdon at an exercise price of 5p, the nominal value of the ordinary shares.

(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the grant date present value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy in valuing options. All option valuation models, including Black-Scholes, require a prediction about the future movement of the stock price. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The estimated value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 3.72 percent; expected dividend yields of 0.00 percent; expected life of 5.0 years for the Incentive Plan; expected volatility of 40.0 percent. Note, however, that as a result of completion of LSR's compulsory acquisition of all remaining outstanding ordinary shares of Huntingdon, effective March 26, 2002, Huntingdon is now a wholly owned subsidiary of LSR, Huntingdon's ordinary shares no longer trade on any stock exchange, and options with respect to Huntingdon are no longer exercisable and thus have no value.

Other Stock Options

     Under the terms of its Incentive Option Plan, on April 27, 2001, Huntingdon granted options to purchase and an aggregate of 7,750,000 ordinary shares of Huntingdon to a broad group of employees (approximately 50 persons). All such options were granted at an exercise price of 5p per share, at a time when Huntingdon's ordinary shares were trading at 2.25p per share on the London Stock Exchange. As a result of the completion by LSR on March 26, 2002 of the compulsory acquisition of all remaining outstanding ordinary shares of
Huntingdon, Huntingdon is now a wholly owned subsidiary of LSR; Huntingdon's ordinary shares no longer trade on any stock exchange; and all such Huntingdon options are no longer exercisable and thus have no value.

LSR 2001 Equity Incentive Plan (the "LSR 2001 Equity Incentive Plan")

     The LSR 2001 Equity Incentive Plan was adopted effective October 4, 2001. Adoption of the LSR 2001 Equity Incentive Plan will enable LSR to use stock options (and other stock-based awards) as a means to attract, retain and motivate key personnel.

     Awards under the LSR 2001 Equity Incentive Plan may be granted by a committee designated by the LSR Board pursuant to the terms of the LSR 2001 Equity Incentive Plan (which has designated the Compensation Committee for such purpose) and may include: (i) options to purchase shares of LSR Voting Common Stock, including incentive stock options ("ISOs"), non-qualified stock options or both; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control or upon other events; (iii) restricted stock consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future;
(v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of LSR Voting Common Stock or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the LSR Voting Common Stock. Awards granted under the LSR 2001 Equity Incentive Plan are generally not assignable or transferable except pursuant to a will and by operation of law.

     The flexible terms of the LSR 2001 Equity Incentive Plan are intended to, among other things, permit the stock option committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met or linking the time of exercisability or settlement of an award to the attainment of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of Section 162 (m) of the United States Internal Revenue Code such performance objectives shall be based solely on (i) annual return on capital; (ii) annual earnings or earnings per share; (iii) annual cash flow provided by operations; (iv) changes in annual revenues; (v) stock price; and/or
(vi) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

     LSR's Compensation Committee, which administers the 2001 LSR Equity Incentive Plan, has the authority, among other things, to: (i) select the directors, officers and other employees and independent contractors entitled to receive awards under the 2001 LSR Equity Incentive Plan; (ii) determine the form of awards, or combinations of awards, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of LSR Voting Common Stock or units or rights covered by an award; and
(iv) determine the terms and conditions of any awards granted under the 2001 LSR Equity Incentive Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration of vesting schedules, any forfeiture provision or waiver of the same and including any terms and conditions necessary or desirable to ensure the optimal tax result for participating personnel and the Company including by way of example to ensure that there is no tax on the grant of the rights and that such tax only arises on the exercise of rights or otherwise when the LSR Voting Common Stock unconditionally vests and is at the disposal of such participating personnel. The exercise price at which shares of LSR Voting Common Stock may be purchased pursuant to the grant of stock options under the 2001 LSR Equity Incentive Plan is to be determined by the Compensation Committee at the time of grant in its discretion, which discretion includes the ability to set an exercise price that is below the fair market value of the shares of LSR Voting Common Stock covered by such grant at the time of grant.

     The number of shares of LSR Voting Common Stock that may be subject to outstanding awards granted under the 2001 LSR Equity Incentive Plan (determined immediately after the grant of any award), may not exceed 20 percent of the aggregate number of shares of LSR Voting Common Stock then outstanding.

     The 2001 LSR Equity Incentive Plan may be amended, altered, suspended, discontinued, or terminated by the LSR Board without LSR Common Stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which LSR Voting Common Stock is then listed or quoted. Thus, LSR Common Stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. LSR Common Stockholder approval will not be deemed to be required under laws or regulations that condition favourable tax treatment on such approval, although the LSR Board may, in its discretion, seek LSR Common Stockholder approval in any circumstances in which it deems such approval advisable.

     No awards were granted in 2001 pursuant to the 2001 LSR Equity Incentive Plan.

     LSR made grants under the LSR 2001 Equity Incentive Plan on March 1, 2002 to certain directors and employees, including the Named Executive Officers:

                    Grants to Directors
                     -------------------
          Name                          Number Granted
          ----                          --------------
          Gabor Balthazar                     20,000
          John Caldwell                       20,000
          Kirby Cramer                        40,000


               Grants to Named Executive Officers
               ----------------------------------
          Name                          Number Granted
          ----                          --------------
          Andrew Baker                       200,000
          Brian Cass                         200,000
          Frank Bonner                        35,000
          Julian Griffiths                    60,000
          Richard Michaelson                  90,000

     All such options have ten-year terms; 50% of the shares subject to grant are immediately exercisable with the remaining 50% exercisable one year after the grant date; and all have an exercise price of $1.50 per share, the price at which the Company sold shares of Common Stock in the Private Placement. Options to purchase an aggregate of 1,142,000 shares of LSR Common Stock (including those specified above) were granted to employees and directors on March 1, 2002, on the terms set forth above.

Option Exercises and Fiscal Year-End Values

     No options to purchase HLS ordinary shares were exercised by the Named Executive Officers (or any other persons) during the fiscal year ended December 31, 2001. The following table lists the number and value of the unexercised options to purchase HLS ordinary shares held by the Named Executive Officers at December 31, 2001.

    Aggregated Option Exercises In Last Fiscal Year and FY-End Option Values


                                                                     Number of Securities      Value of Unexercised
                                                                    Underlying Unexercised     In-the-Money Options
                        Shares Acquired on                          Options at FY-End (#)         at FY-End ($)
         Name              Exercise (#)      Value Realized ($)    Exercisable/Unexercisable Exercisable/Unexercisable
         ----              ------------      ------------------    ------------------------- -------------------------
Andrew Baker (1)                 -                    -                 5,000,000/0                  $0/$0 (5)
Frank Bonner (2)                 -                    -                 600,000/500,000              $0/$0 (5)
Brian Cass (3)                   -                    -                 5,000,000/23,142             $0/$0 (5)
Julian Griffiths (4)             -                    -                 500,000/500,000              $0/$0 (5)

-------------------


(1) Mr. Baker received on September 2, 1998 options to purchase 5,000,000 ordinary shares of HLS at an exercise price of 12.5p per share, all of which became exercisable on September 2, 2001.

(2)  Dr. Bonner received the following option grants for HLS ordinary shares:

      Grant Date            Number    Exercise Price      Date First Exercisable
      ----------            ------    --------------      ----------------------
      December 1, 1997      100,000        50p            December 1, 1999
      December 31, 1998     500,000       12.5p           December 31, 2001
      April 27, 2001        500,000        5p             April 27, 2004

(3)  Mr. Cass received the following option grants for HLS ordinary shares:

      Grant Date            Number     Exercise Price     Date First Exercisable
      ----------            ------     --------------     ----------------------
      December 3, 1998      5,000,000       12.5p         December 3, 2001
      September 9, 1999        23,142        14p          November 21, 2002

(4)  Mr. Griffiths received the following option grants for HLS ordinary shares:

     Grant Date             Number     Exercise Price     Date First Exercisable
     ----------             ------     --------------     ----------------------
     March 29, 1999         500,000         19.25p        March 29, 2002
     April 27, 2001         500,000           5p          April 27, 2004

(5) None of such options were in the money as of March 31, 2001. As a result of the completion on March 26, 2002 of LSR's compulsory acquisition of all remaining outstanding ordinary shares of HLS, HLS is now a wholly owned subsidiary of LSR, Huntingdon's ordinary shares no longer trade on any stock exchange, and options to purchase HLS ordinary shares are no longer exercisable and thus have no value.

Pension Contributions

     Under the terms of their respective employment agreements, Messrs. Baker and Cass each received contributions to his private pension arrangements equivalent to 33% of his annual base salary. See "Employment Agreements".

Employment Agreements

     Andrew Baker

     The services of Mr. Baker are provided for not less than 100 days per year through a management services contract between Huntingdon and FHP. Mr. Baker controls FHP. Under the contract, FHP agrees to provide the services of Mr. Baker as Chairman and CEO of the Company. The management services contract will continue until terminated on 12 months' written notice from either party.

     Under the management services contract FHP is paid an annual fee of (pound)200,000. Mr. Baker receives contributions to his private pension arrangements, equivalent to 33 percent of this basic annual fee. The management services contract may be terminated if either FHP or Mr. Baker is guilty of serious misconduct or is in material breach of the terms of the contract, among other reasons. In the event of termination without "cause" following a "change in control", as defined, FHP would receive a payment equal to 2.99 times this annualized fee plus an amount equal to 2.99 times all incentive compensation earned or received by FHP or Mr. Baker during the 12 months prior to termination.

     Both FHP and Mr. Baker are bound by confidentiality restrictions and a restriction preventing Mr. Baker from holding any interests conflicting with those of the Company, without the Company's consent. Mr. Baker has undertaken to the Company that, during the continuance of the management services contract, he will not without the prior consent of the Company, be concerned or interested in any business which competes or conflicts with the business of the Company.

     Brian Cass

     The services of Mr. Cass are provided through a service agreement between Huntingdon Life Sciences Limited (a wholly owned subsidiary of Huntingdon) and Mr. Cass, which appoints Mr. Cass as President/Managing Director of the Company. Mr. Cass' service agreement can be terminated on two years' written notice from either party.

     Mr. Cass receives a gross salary of (pound)200,000 per annum. Under the service agreement, Mr. Cass is also entitled to permanent health insurance, life insurance, personal accident insurance and medical expenses insurance. Mr. Cass receives contributions to his private pension arrangements, equivalent to 33 percent of his basic annual salary. He is also entitled to a non-pensionable car allowance of (pound)1,000 gross per month. Mr. Cass' service agreement also provides for payment to Mr. Cass of a bonus, at the absolute discretion of the Company's Board. In the event of termination without "cause" following a "change in control", as defined, Mr. Cass would receive a payment equal to 2.99 times his annual salary plus an amount equal to 2.99 times all incentive compensation earned or received by Mr. Cass during the 12 months prior to termination.

     Mr. Cass' service agreement may be terminated if Mr. Cass is guilty of serious misconduct or is in material breach of the terms of the service agreement or is in breach of the model code for securities transactions by directors of listed companies, among other reasons.

     Mr. Cass is bound by confidentiality restrictions and a restriction preventing him from being engaged, concerned or interested in any business that conflicts with the business of the Company or any subsidiary unless either the Company's Board otherwise consents or the interest is limited to a holding or other interest of no more than 5 percent of the total amount of shares or securities of any company quoted on a recognized investment exchange.

     Frank Bonner

     The services of Dr. Bonner are provided through a service agreement between Huntingdon Life Sciences Limited (a wholly owned subsidiary of Huntingdon) and Dr. Bonner, and appoints Dr. Bonner as Science and Technology Director of Huntingdon. Dr. Bonner's service agreement can be terminated on six months' written notice by Dr. Bonner or twelve months' notice by Huntingdon Life Sciences Limited.

     Dr. Bonner receives a salary of (pound)147,000 gross per annum and is entitled to permanent health insurance, life insurance, personal accident insurance and medical expenses insurance. He is entitled to a bonus at the absolute discretion of the Company's Board. In the event of termination without "cause" following a "change in control", as defined, Dr. Bonner would receive a payment equal to 2.99 times his annual salary plus an amount equal to 2.99 times all incentive compensation earned or received by Dr. Bonner during the 12 months prior to termination.

     Dr. Bonner's service agreement may be terminated if Dr. Bonner is guilty of serious misconduct or is in material breach of the terms of the service agreement, amongst other reasons.

     Dr. Bonner is bound by confidentiality restrictions and a restriction preventing him from being engaged, concerned or interested in any business conflicting with the business of the company or any subsidiary, unless either the Company otherwise consents or the interest is limited to a holding or other interest of no more than 5 percent of the total amount of shares or securities of any company quoted on a recognized investment exchange.

     Julian Griffiths

     The services of Mr. Griffiths are provided through a service agreement between him and Huntingdon Life Sciences Limited (a wholly owned subsidiary of Huntingdon). The service agreement appoints Mr. Griffiths as Finance Director of Huntingdon. Mr. Griffiths' service agreement will continue until terminated by Mr. Griffiths on six months' written notice or by Huntingdon Life Sciences Limited on 12 months' written notice. In the event of termination without "cause" following a "change in control", as defined, Mr. Griffiths would receive a payment equal to 2.99 times his annual salary plus an amount equal to 2.99 times all incentive compensation earned or received by Mr. Griffiths during the 12 months prior to termination.

     Mr. Griffiths receives an annual salary of(pound)125,000 gross and is entitled to permanent health insurance, life insurance, personal accident insurance, medical expenses insurance and pension benefits. Mr. Griffiths' service agreement also provides for the payment of a bonus to Mr. Griffiths in the absolute discretion of the Huntingdon Board.

     In addition, Mr. Griffiths is entitled to a non-pensionable car allowance of(pound)750 gross per month.

     The agreement may be terminated if Mr. Griffiths is guilty of serious misconduct or is in material breach of the terms of the service agreement, amongst other reasons.

     Mr. Griffiths is bound by confidentiality restrictions and a restriction preventing him from being engaged, concerned or interested in any business conflicting with the business of the Company or any subsidiary unless either the Company's Board otherwise consents or the interest is limited to a holding or other interest of no more than 5 percent of the total amount of shares or securities of any company quoted on a recognized investment exchange.

     Richard Michaelson

     The services of Mr. Michaelson are provided through a service agreement between him and Huntingdon Life Sciences Inc. (a wholly owned subsidiary of Huntingdon). The service agreement appoints Mr. Michaelson as Chief Financial Officer and Secretary of the Company. Mr. Michaelson's service agreement will continue until terminated by Mr. Michaelson on thirty days' written notice or by Huntingdon Life Sciences Inc. on 12 months' written notice. In the event of termination without "cause" following a "change in control", as defined, Mr. Michaelson would receive a payment equal to 2.99 times his annual salary plus an amount equal to 2.99 times all incentive compensation earned or received by Mr. Michaelson during the 12 months prior to termination.

     Mr. Michaelson receives an annual salary of $200,000 gross and is entitled to permanent health insurance, life insurance, personal accident insurance, medical expenses insurance and participation in the 401(k) Plan of Huntingdon Life Sciences Inc. Mr. Michaelson's service agreement also provides for the payment of a bonus to Mr. Michaelson in the absolute discretion of the Company's Board.

     In addition, Mr. Michaelson is entitled to a car allowance of $1,000 gross per month.

     The agreement may be terminated if Mr. Michaelson is guilty of serious misconduct or is in material breach of the terms of the service agreement, amongst other reasons.

     Mr. Michaelson is bound by confidentiality restrictions and a restriction preventing him from being engaged, concerned or interested in any business conflicting with the business of the Company or any subsidiary unless the Board otherwise consents or the interest is limited to a holding or other interest of no more than 5 percent of the total amount of shares or securities of any company quoted on a recognized investment exchange.


Compensation Committee
Report on Executive Compensation

                                   Philosophy

     The Company has developed an overall compensation program and specific compensation plans which are designed to enhance corporate performance, and thus stockholder value, by aligning the financial interests of executives with those of its stockholders. In pursuit of these overall objectives, the structure and scope of the Company's compensation program are designed to attract key executives to the Company and retain the best possible executive talent; to reinforce and link executive and stockholder interests through equity-based plans; and to provide a compensation package that recognizes individual performance in conjunction with overall corporate performance.

                 Principal Components of Executive Compensation

     The principal elements of the Company's executive compensation program consist of both annual and long-term programs and include base salary, annual cash and/or stock bonus if performance objectives are achieved, and, at appropriate intervals, long-term incentive compensation in the form of stock option grants. Such stock option grants are issued to the Company's executives and other employees under the LSR 2001 Equity Incentive Plan. The Company also provides medical and other fringe benefits generally available to Company employees and, for certain of its selected senior executives, car allowances and/or pension and insurance contributions.

     Base Salaries. Base salaries for executives are determined by evaluating the responsibilities of the position held and the experience of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for positions having comparable responsibilities at other companies in the contract research organization industry. In addition to comparing base salary compensation of other companies, consideration is given to the relative overall corporate performance of the Company in relation to its competitors in the industry, with the objective of achieving standards and setting base executive salaries in the Company consistent with the market rate paid for comparable positions in the contract research organization industry.

     Bonus. The Company's executive officers and other key persons may be eligible for an annual cash and/or stock bonus under their individual employment agreements. However, no such bonuses have been paid in the last two years.
Individual   performance   objectives   formulated  by  Company  management  are
recommended by the Chief Executive Officer for approval by the Compensation Committee or the Board and are awarded upon the discretionary recommendation of the CEO. Eligible executives may receive bonus awards based upon certain percentages of base salary at threshold and maximum levels appropriate to the nature of their position in the Company. Whether any bonus is awarded, and, if so, the amount thereof depends upon actual performance against predetermined individual and corporate objectives established by the CEO or the Compensation Committee.

     Stock Options. Awards of stock options have been made periodically to executive officers and other employees of the Company upon consultation with and recommendation of the Chief Executive Officer and approval of the Compensation Committee. HLS options have been granted with an exercise price equal to the market value of HLS ordinary shares on the date of grant, or, if the market value was below the nominal value of the ordinary shares, at such nominal value. LSR options were granted during 2002 prior to the commencement of trading of LSR Common Stock at an exercise price of $1.50 per share, equal to the sale price in the Private Placement. The purpose of these awards has been to provide a meaningful equity interest in the Company to Company employees in a format that is designed to retain and align the financial interests of these employees with those of stockholders. The Board and the Compensation Committee believe that this program will be instrumental in focusing the Company's senior management on building long-term value for stockholders. It has been the practice of the Company to make grants of stock options with a staggered vesting schedule and forfeiture of shares if not exercised within a specified period following separation from the Company's employ. These restrictions on stock option awards are designed to encourage recipients to remain in the Company's employ in order to recognize the full value of the awards. To date, only stock options have been granted under the 2001 Equity Incentive Plan; however, the Compensation Committee expects that other forms of equity-based compensation permitted under that plan may also be granted with similar restrictions.

     In addition, the Company provides health care benefits and profit sharing for senior executives and other key persons on terms generally available to all Company employees. The Compensation Committee believes that such benefits are comparable to those offered by other contract research companies. To the extent that the value of perquisites to Named Executive Officers exceeded $50,000 or 10% of their total salary and bonus, such amounts are disclosed under "Other Compensation" in the Summary Compensation Table.

     Since no executive officer of the Company received compensation for purposes of Section 162(m) of the Internal Revenue Code in excess of $1 million during 2001, the Compensation Committee presently anticipates that all compensation paid to executive officers will qualify for deductibility under
Section 162(m), which limits in certain circumstances the deductibility of compensation in excess of $1 million paid to certain executive officers, except for "performance-based compensation" which complies with requirements imposed under Section 162(m).

                     Chief Executive Officer's Compensation

     For 2001, Andrew H. Baker, the Executive Chairman of HLS (and currently the Chairman and Chief Executive Officer of LSR), was paid through FHP a base consulting fee of(pound)200,000 (equivalent to $288,006 based on an exchange rate of $1.44 to(pound)1.00), as specified in his service agreement. The Compensation Committee considered Mr. Baker's base compensation to be appropriate in light of (i) Mr. Baker's compensation at his prior employers,
(ii) the compensation of other senior executives in the contract research organization industry and (iii) the fact that the base fee was the same as Mr. Cass'. Mr. Baker received no cash bonus in 2001. Mr. Baker received in 2001 a pension contribution of(pound)66,000 ($95,990) as specified in his service agreement, which brought his annual cash compensation for 2001 to $383,996. See "Employment Agreements - Andrew Baker".

   Compensation of Other Named Executive Officers and Key Management Personnel

     The Company has also entered into employment or service agreements with the Company's other Named Executive Officers and other key management personnel. See "Employment Agreements". Each agreement provides a base salary plus potential bonus, at the discretion of the Board, and other specified incentive compensation.

     The Compensation Committee believes that significant stock ownership, through grants of stock options, restricted stock, loans to finance the purchase of Common Stock and other forms of equity-based incentive compensation that would be permitted under the LSR 2001 Equity Incentive Plan, are a major incentive in aligning the interests of employees, including senior management, and stockholders. The Compensation Committee therefore intends to continue to explore various methods of assuring such commonality of interest in the Company's long-term performance.


                                      Kirby L. Cramer (Chairman)
                                      Gabor Balthazar
                                      Members of the Compensation Committee

Comparison of Cumulative Total Return

     The following graph compares the cumulative total shareholder return on Huntingdon's American Depositary Shares since December 31, 1996 through December 31, 2001, with the cumulative total return for the same period on the Nasdaq Composite Stock Market (U.S.) Index and the Nasdaq Biotechnology Index. The graph assumes that at the beginning of the period indicated, $100 was invested in Huntingdon's American Depositary Shares and the stock of the companies comprising the Nasdaq Composite Stock Market (U.S.) Index and the Nasdaq Biotechnology Index and that all dividends were reinvested.


                                 Huntingdon-ADS
                            stock Price Performance
                     December 31, 1996 - December 31, 2001

                                    [GRAPH]


                 ----------------------------------- ---------------------------- ----------------------------
                            Huntingdon-ADS                 NASDAQ Composite        NASDAQ Biotechnology Index
                 ----------------------------------- ---------------------------- ----------------------------
                   Closing           Investment        Closing     Investment      Closing      Investment
      Date          Price               Value           Price        Value          Price         Value
---------------- -----------    -------------------- ----------- ---------------- ---------- -----------------
12/31/1996         $36.2500            $100.00         1,291.03       $100.00       303.31        $100.00
12/31/1997         $18.1250            $50.00          1,570.35       $122.11       303.10         $99.93
12/31/1998         $6.2500             $17.24          2,192.69       $171.08       437.31        $144.18
12/31/1999         $4.6875             $12.93          4,069.31       $318.11       881.78        $290.72
12/31/2000         $0.1875              $0.52          2,470.52       $193.63      1,084.51       $357.56
12/31/2001         $0.5000   *          $1.38          1,950.40       $153.36       908.79        $299.62
---------------- -----------    -------------------- ----------- ---------------- ---------- -----------------

* During the fourth quarter of 2001 two trades were executed in Huntingdon ADS' at a price of $0.0001. However, the Company does not believe that these trades were effected for valid financial reasons.

                            CERTAIN RELATIONSHIPS AND
                        TRANSACTIONS WITH RELATED PERSONS

     Private Placement. On March 28, 2002 LSR completed the sale of 5,085,334 shares of Common Stock in a private placement transaction (the "Private Placement"). All shares were sold for a purchase price of $1.50 per share. Certain persons related to LSR purchased shares of LSR Common Stock in the Private Placement:

     Andrew Baker. Mr. Baker, Chairman and CEO of LSR, acquired 1,480,000 shares of LSR Common Stock in the Private Placement. 1,400,000 of such shares were acquired through conversion of $2,100,000 of the (pound)2,000,000 ($2,910,000) loan made by Mr. Baker to Huntingdon in September 2002 (the "Baker Loan") and 80,000 shares were acquired through conversion of a portion of the $550,000 participation in the Baker Loan entered into by FHP in March 2001 (the "FHP Participation").

     Brian Cass. Mr. Cass, President and Managing Director of LSR, acquired 600,000 shares of LSR Common Stock in the Private Placement. Mr. Cass acquired such shares through the delivery of two promissory notes. Both such promissory notes, each in the amount of (pound)211,678.60, are due on March 28, 2007; bear interest at the rate of 5% per annum; and are secured by the 200,000 shares of LSR Common Stock purchased with the proceeds of each such loan. The due date of each promissory note would be accelerated if Mr. Cass voluntarily resigned from his employment with LSR or had his employment terminated. Repayment of one of the promissory notes will be made by automatic deduction of (pound)44,000 per year from the (pound)66,000 per year pension contribution made by the Company to a pension plan established by Mr. Cass. The other note is further collateralized by the (pound)214,500 accrued in such pension account. In addition, one-third of any yearly bonus received by Mr. Cass will be used to reduce principal of the promissory notes.

     Richard Michaelson. Mr. Michaelson, Chief Financial Officer and Secretary of LSR, acquired 150,000 shares of LSR Common Stock in the Private Placement. 100,000 of such shares were acquired for cash and 50,000 of such shares were acquired through conversion of a portion of the FHP Participation, representing Mr. Michaelson's former ownership interests in FHP. Mr. Michaelson no longer has any ownership interest in FHP.

     Julian Griffiths. Mr. Griffiths, a director of LSR and Finance Director of Huntingdon, acquired 50,000 shares of LSR Common Stock in the Private Placement. Mr. Griffiths acquired such shares through the delivery of a promissory note in the principal amount of(pound)52,816.90, which is due on March 28, 2007; bears interest at the rate of 5% per annum; and is secured by the 50,000 shares of LSR Common Stock purchased with the proceeds of the loan. Repayment of the promissory note will be made by automatic monthly deduction of(pound)943.56 from Mr. Griffith's Huntingdon salary.

     Kirby Cramer. Mr. Cramer, a director of LSR, acquired 706,667 shares of LSR Common Stock in the Private Placement. 666,667 of such shares were acquired for cash. 40,000 of such shares were acquired through conversion of a portion of the FHP Participation, representing Mr. Cramer's former ownership interest in FHP. Mr. Cramer no longer has any ownership interest in FHP.

     FHP Warrants. The FHP Warrants that are the subject of Proposal 2 below would, if approved, be issued to FHP. FHP is controlled by Andrew Baker, Chairman and Chief Executive Officer of LSR. Mr. Baker is currently the beneficial owner of 2,699,175 shares of LSR Common Stock. See "Management and Directors", "Ownership" and "Proposal 2 - Approval of Warrants".

     Baker Loan. In September 2000 Mr. Baker made the Baker Loan to Huntingdon. $1,445,400 of this amount was drawn down immediately, a further $705,400 and $300,000 were drawn down on March 21, 2001 and May 21, 2001 respectively while the final $450,000 was drawn down on July 18, 2001. The loan is repayable on demand, although it is subordinate to the Company's $33 million bank loan, it is unsecured and interest is payable monthly at a rate of 10% per annum. By Amendment No. 2 to the Baker Loan, dated March 20, 2001, FHP became party to the loan and $550,000 of the amount loaned was transferred to FHP. On March 28, 2002 $2,100,000 of Mr. Baker's loan was converted into 1,400,000 shares of LSR Common Stock and $300,000 of FHP's loan was converted into 200,000 shares of LSR Common Stock. As a result of such conversions approximately $260,000 remains payable to Mr. Baker and $250,000 remains payable to FHP.

     In view of the proposed participation in the Private Placement by certain directors and officers of LSR and Huntingdon, a Special Committee of the LSR Board was formed to consider, negotiate and approve the Company's decision to sell shares in the Private Placement and the terms of that sale. The members of the Special Committee were Messrs. Balathazar and Caldwell, both of whom are non-employee directors considered to be independent directors and neither of whom participated in the Private Placement. See "Meetings and Committees of the Board of Directors".


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     No compliance with Section 16(a) was required by HLS director and officers during 2001. Such compliance is required for 2002 for LSR.

     Based upon a review of Forms 3, 4, and 5 filed with the Commission by the Company's directors and officers in 2002 the Company believes that all such required forms were filed on a timely basis.


                                   PROPOSAL 2
                              APPROVAL OF WARRANTS

     General. On October 9 2001, LSR issued to Stephens, Inc., warrants to purchase up to 704,425 shares of LSR Common Stock at a purchase price of $1.50 per share (the "LSR Warrants"). Stephens subsequently transferred the LSR Warrants to parties unaffiliated with Stephens or LSR. In addition, subject to compliance with their fiduciary duties, the Huntingdon directors at that time (who now constitute the entire LSR Board), noted their intention to ask Huntingdon's shareholders at the next Huntingdon shareholders' meeting to approve the issuance of an additional 410,914 warrants to FHP (the "FHP Warrants"), a firm which is controlled by Andrew Baker, at the time the Executive Chairman of Huntingdon and currently LSR's Chairman and CEO.
Huntingdon did not hold a shareholders' meeting prior to completion of its acquisition by LSR. The meeting called for June 11, 2002 that is the subject of this Proxy Statement is the first LSR annual meeting. Accordingly, LSR is now submitting the FHP Warrants for approval by LSR shareholders. The FHP Warrants, like the LSR Warrants, would also be exercisable at $1.50 per share, would have a ten year term and would be substantially identical to the LSR Warrants. At the LSR shareholders' meeting, neither FHP nor Mr. Baker will vote on this proposal. The proposed form of FHP Warrant Agreement is attached as Appendix B to this Proxy Statement.

     Terms of the FHP Warrants. The FHP Warrants, if approved, will be exercisable at any time on or after the date that the Company's stockholders approve the FHP Warrants at the annual meeting and will expire on the tenth anniversary of that date. Both the exercise price and the number of shares of LSR Common Stock that are issuable upon the exercise of the FHP Warrants are subject to adjustment in the case of certain events, including stock splits, dividends or distributions, a reclassification, or the reorganization, merger or consolidation of LSR. The FHP Warrants and the shares of Common Stock issuable upon their exercise will be subject to certain restrictions on transfer pursuant to US securities laws. The holders of the shares of Common Stock issuable upon the exercise of the FHP Warrants will have the following registration rights:

o One "Form S-3 demand" registration right, which will, under certain circumstances, enable them to request that LSR register their shares for resale into the public trading market after LSR has qualified for registration under the Securities Act of 1933, as amended (the "Securities Act") on Form S-3; and

o "piggyback" registration rights, which will enable them to require LSR to register their shares of LSR Common Stock whenever LSR files a registration statement, subject to certain exceptions, under the Securities Act on behalf of itself or another stockholder.

     Background and Reasons for Issuing the FHP Warrants. Both the LSR Warrants and the proposed issuance of the FHP Warrants arose out of negotiations regarding financing that Stephens, FHP and their respective affiliates provided to Huntingdon in late 2000 and early 2001.

     Huntingdon entered into the Baker Loan with Andrew Baker on September 25 2000. Mr. Baker controls FHP. He subsequently transferred a US$550,000 participation in the loan to FHP (the "FHP Participation"). During January 2001 Stephens and its affiliates acquired $33 million principal amount of bank loans that Royal Bank of Scotland had made to Huntingdon and amended the terms of such loans. During the course of the negotiations, Mr. Baker and Stephens each requested that Huntingdon issue them warrants to purchase Huntingdon ordinary shares. In the course of those discussions, the Huntingdon directors were advised that the issuance of warrants to Mr. Baker, Stephens and their respective affiliates would require shareholder approval. In March 2001 the Huntingdon directors adopted resolutions approving the issuance of warrants to Stephens and FHP, subject to shareholder approval at Huntingdon's next annual general meeting. Huntingdon did not enter into agreements with Stephens or FHP to issue these warrants, and it did not submit the proposal to a shareholder vote, since Huntingdon did not hold an annual general meeting prior to the Exchange Offer becoming wholly unconditional on January 10, 2002.

     During the discussions regarding the Exchange Offer, both Stephens and Mr. Baker requested that in lieu of the warrants referenced in the March 2001 Huntingdon Board resolutions, LSR issue them warrants to purchase shares of LSR Common Stock at the same price at which the original LSR investors were purchasing their shares pursuant to their subscription agreements: $1.50 per share. Stephens advised Huntingdon that it was not prepared to grant the waiver necessary to enable the LSR Exchange Offer to become wholly unconditional without a default arising under Stephens' loan agreement unless LSR issued the requested warrants to Stephens prior to the commencement of the Exchange Offer. After considering these matters, LSR decided to grant the LSR Warrants to Stephens. LSR also decided that it would submit a proposal to its shareholders regarding FHP's request at its next shareholders meeting after the Exchange Offer became wholly unconditional.

     Andrew Baker's Ownership of LSR Common Stock. Andrew Baker, the Chairman and CEO of LSR, currently beneficially owns 2,699,175 shares of LSR Common Stock. Mr. Baker controls FHP. Of those 2,699,175 shares, 1,835,175 are owned by First Investments LLC, in which an entity controlled by Mr. Baker, Focused Healthcare Partners, Ltd. (Bahamas) owns 51% of the membership interests and an unrelated entity, Search for a Cure LLC, owns the remaining approximately 49% of the membership interests; 684,000 are owned by Focused Healthcare Partners, Ltd. (Bahamas), which Mr. Baker controls; and 80,000 are owned by FHP, which Mr. Baker controls. If shareholders approve the grant of the FHP Warrants, Mr. Baker would be deemed to have beneficial ownership of the 410,914 shares of LSR Common Stock issuable upon exercise of the FHP Warrants, which would increase Mr. Baker's beneficial ownership of LSR Common Stock to 3,110,089 shares, representing approximately 26.9% of the outstanding shares (counting the shares issuable upon exercise of the FHP Warrants as being outstanding).

     Mr. Baker acquired 1,400,000 of such shares of LSR Common Stock by conversion on March 28, 2002 of $2,100,000 principal amount of the Baker Loan into shares of LSR Common Stock at a conversion price of $1.50 per share in connection with the Private Placement.

     Conversion of FHP Participation. Effective March 2001, Mr. Baker transferred the FHP Participation to FHP. Effective March 28, 2002, FHP converted $300,000 principal amount of the FHP Participation into 200,000 shares of LSR Common Stock in connection with the Private Placement. See, "Certain Relationships and Transactions with Related Persons - Private Placement". 120,000 of such shares were distributed to former members of FHP, and 80,000 of such shares continue to be owned by FHP.

     The Company encourages interested persons to review the complete text of the FHP Warrants, which is attached as Appendix B to this Proxy Statement.

The Board of Directors (with Mr. Baker abstaining) recommends that shareholders vote for the proposal to approve the FHP Warrants.

     Approval of the FHP Warrants requires the affirmative vote of a majority of shares present or represented by proxy and entitled to vote at the meeting. None of the shares of LSR Common Stock owned by FHP or by Andrew Baker will be counted in the vote for approval of the FHP Warrants.

                                    AUDITORS

     The Company has selected Deloitte & Touche LLP to audit the Company's financial statements for the fiscal year ending December 31, 2002. Deloitee & Touche audited the financial statements of HLS for the fiscal year ended December 31, 2001.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     You are referred to the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements and the management's discussion and analysis of the Company's financial condition and results of operations contained therein, which has been previously or concurrently delivered to stockholders, for your information. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or a communication by means of which any solicitation is to be made.

                              STOCKHOLDER PROPOSALS

     Any proposal by a stockholder intended to be presented at the Company's 2003 Meeting of Stockholders must be received by the Company no later than December 15, 2002 to be included in the Company's proxy statement and form of proxy relating to such annual meeting. Any proposal should be addressed to the offices of the Company, Mettlers Road, P. O. Box 2360, East Millstone, NJ 08875,
Attention: Secretary.

                                  OTHER MATTERS

     The Board does not know of any other matters to be brought before the Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy as in their discretion they may deem advisable.

                                       By Order of the Board of Directors


                                       Richard Michaelson
                                       Chief Financial Officer & Secretary

Dated:  May 10, 2002

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for the safeguarding of assets and oversight to the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with their individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors, and management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated annually.

Responsibilities

The audit committee's primary responsibilities include:

o Primary input into the recommendation to the board for the selection and retention of the independent accountant who audits the financial statements of the corporation. In so doing, the committee will discuss and consider the auditors written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any and all matters appropriate.

o Provision of guidance and oversight to the internal audit function of the corporation including review of the organization, plans and results of such activity.

o Review of financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.

o Discussion with management and the auditors of the quality and adequacy of the company's internal controls.

o Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders.

                                                                      APPENDIX B

                               FORM OF FHP WARRANT

                     WARRANT TO PURCHASE VOTING COMMON STOCK
                                       OF
                          LIFE SCIENCES RESEARCH, INC.

ORIGINAL ISSUANCE DATE:  June 11, 2002                                 NO. S-7


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

     This Certifies That, for value received, FOCUSED HEALTHCARE PARTNERS LLC, a limited liability company organized under the laws of the State of New Jersey (together with its successors and permitted assigns, the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the Effective Date (as defined below), and before 5:00 p.m. New York City time on the Expiration Date (as defined below), to purchase from Life Sciences Research, Inc., a Maryland corporation (the "Company"), 410,914 shares of Voting Common Stock, par value $.01 per share, of the Company (the "Voting Common Stock") at the Exercise Price (as defined below). Both the number of Warrant Shares (as defined below) issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment and change as provided in Section 4 of this Warrant.

1. Certain Definitions. As used in this Warrant, the following terms have the following meanings:

     "Affiliate" means, with respect to the Holder, a Person that directly, or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Holder, or any trust in which such Holder owns 25% or more of the total beneficial interest or in which such Holder serves as trustee, executor or in any similar capacity.

     "Board" means the Board of Directors of the Company.

     "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open for ordinary banking business in New York City.

     "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common  Stock"  means the Voting  Common Stock and the  Non-Voting  Common
Stock.

     "Company" is defined in the preamble hereof.

     "Effective Date" means the Business Day following the date on which the Company's shareholders approve the issuance of this Warrant.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or similar successor federal statute and the rules and regulations thereunder in effect from time to time.

     "Exercise Date" is defined in Section 2.1 hereof.

     "Exercise Price" means $1.50 per share,  subject to adjustment  pursuant to
Section 4 hereof.

     "Expiration Date" means the tenth anniversary of the Effective Date; provided, however, that if the Expiration Date falls on a day other than a Business Day, then the Expiration Date shall be the next following Business Day.

     "Fair Market Value" of a share of Voting Common Stock as of a particular date means:

     (a) If the Voting Common Stock is listed or admitted for trading on a securities exchange, the Nasdaq National Market, or the Nasdaq SmallCap Market, the average of the last reported sales price regular way (or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way) of the Voting Common Stock on such exchange or market each day over the five business days ending immediately prior to the applicable date of valuation;

     (b) If the Voting Common Stock is traded over-the-counter, the average of the last reported bid and asked prices each day as reported by the OTCBB or Other OTC Market or, if such quotation is not reported by the OTCBB or Other OTC Market, any similar reputable quotation and reporting service, over the five trading day period ending immediately prior to the applicable date of valuation; and

     (c) If neither (a) or (b) above are applicable, the value determined in good faith by the Board of Directors of the Company.

     "Five Per Cent Holder" or "5% Holder" means any person other than the Holder who is or would become entitled to information about the identity of shareholders of the Company under Maryland law, as the same may be amended from time to time.

     "Holder" is defined in the preamble hereof.

     "Includable Securities" means other securities of the Company that are entitled to be included in a registration statement filed pursuant to Section
7.3 hereof.

     "Indemnified Party" and "Indemnifying Party" are defined in Section 7.5(c) hereof.

     "Loss" or "Losses" is defined in Section 7.5(a)(i) hereof.

     "Notice of Exercise" is defined in Section 2.1 hereof.

     "Non-Voting Common Stock" means the non-voting common stock, par value $.01 per share, of the Company.

     "OTCBB" means the OTC Bulletin Board Service owned and operated by the National Association of Security Dealers, Inc.

     "Other Stockholders" is defined in Section 7.1(a) hereof.

     "Person" means any individual, corporation, partnership, limited liability company, trust or other entity or organization, including any governmental authority or political subdivision thereof.

     "Registered Holder" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     "Registrable Securities" means the Warrant Shares and any shares of Voting Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Warrant Shares; provided, however, that Registrable Securities shall in any event not include any shares of Voting Common Stock that have previously been registered or that have been sold to the public either pursuant to a registration statement or Rule 144, or that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     "Registration Expenses" means all expenses incurred in effecting any registration pursuant to the terms hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of the Company's counsel, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees, and disbursements of counsel for the Holder.

     "Requesting Holders" is defined in Section 7.3(a) hereof.

     "Restated Certificate" means the Articles of Amendment and Restatement of the Company, as filed with the Secretary of State of the State of Maryland.

     "Restricted Securities" has the meaning given to it in Rule 144.

     "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule.

     "Securities Act" means the Securities Act of 1933, as amended, or similar successor federal statute and the rules and regulations thereunder in effect from time to time.

     "Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     "Termination Date" is defined in Section 4.5 hereof.

     "Voting Common Stock" means the Voting Common Stock, par value $.01 per share, of the Company.

     "Warrant" means this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

     "Warrant Shares" means the shares of Voting Common Stock issuable upon exercise of this Warrant.

2.   Exercise Of Warrant.

2.1 Procedure for Exercise; Payment. Subject to compliance with the terms and conditions of this Warrant, this Warrant may be exercised, in whole or in part, at any time or from time to time, on or after the Effective Date and on or before the Expiration Date (the "Exercise Date") by the delivery (including, without limitation, delivery by facsimile) to the Company at the principal executive office of the Company of (i) the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, (ii) this Warrant, and (iii) payment in cash, by certified or official bank check payable to the order of the Company, by wire transfer of immediately available funds, or in a combination thereof, of an amount equal to the product obtained by multiplying the number of Warrant Shares being purchased upon such exercise by the then effective Exercise Price. As an alternative to paying the amount required by clause
     (iii) of the preceding sentence, this Warrant (or any portion hereof) may, at the election of the Holder, be converted into the nearest whole number of Warrant Shares equal to: (x) the product of (A) the number of Warrant Shares subject to this Warrant (or the part of thereof to be exercised) and
     (B) the excess, if any, of (1) the Fair Market Value per Warrant Share as of the Exercise Date over (2) the Exercise Price (as adjusted on the Exercise Date), divided by (z) the Fair Market Value per Warrant Share as of the Exercise Date.

2.2 Stock Certificates; Fractional Shares. As soon as practicable after the Exercise Date, the Company will issue and deliver to the Person entitled to receive the same a certificate or certificates for the number of whole Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share equal to such fraction of the current Fair Market Value of one share of Voting Common Stock as of the date of exercise of this Warrant. No fractional Warrant Shares or scrip representing fractional Warrant Shares will be issued.

2.3. Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company will cancel this Warrant upon surrender hereof and will execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares. This Warrant will be deemed to have been exercised immediately prior to the close of business on the Exercise Date. The Person entitled to receive the Warrant Shares will be treated for all purposes as the holder of record of such shares as of the close of business on the Exercise Date.

3. Valid Issuance; Taxes. The Company will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company will not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Warrant Shares in any name other than that of the Registered Holder of this Warrant, and in such case the Company will not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. Adjustment Of Exercise Price And Number Of Shares. The number of Warrant Shares issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment upon occurrence of the following events:

4.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Exercise Price will be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) will be proportionally increased to reflect any stock split or subdivision of the Common Stock. The Exercise Price will be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionally decreased to reflect any combination of the Company's Common Stock.

4.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company will make or issue, or will fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock payable in: (i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder upon exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, will receive, in addition to the Warrant Shares issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3 Reclassification. If the Company, by reclassification of securities or otherwise, will change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor will be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment will be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock, which is the subject of Section 4.5.

4.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another Person, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale, or transfer, lawful provision will be made so that the Holder will thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor Person resulting from such reorganization, merger, consolidation, sale, or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale, or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale, or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 will similarly apply to successive reorganizations, consolidations, mergers, sales, and transfers, and to the stock or securities of any other Person that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration will be determined in good faith by the Board. In all events, appropriate adjustment (as determined in good faith by the Board) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

4.5 Conversion and Reclassification of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Restated Certificate or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), will receive, in lieu of the Warrant Shares that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price will be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of Warrant Shares issuable immediately prior to the Termination Date by (y) the number of Warrant Shares for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein. Notwithstanding the foregoing, the conversion of Non-Voting Common Stock into shares of Voting Common Stock in accordance with the terms of the Restated Certificate shall not give rise to an adjustment of the Exercise Price or an adjustment of the number of Warrant Shares issuable upon the exercise of this Warrant.

5. Certificate As To Adjustments. In each case of any adjustment in the Exercise Price or number of Warrant Shares issuable upon exercise of this Warrant, an officer of the Company will compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6.   Restrictions on Transfer.

6.1  Transfer of Warrants.

     (a) Restrictions on Transfer. Except with respect to transfers to an Affiliate, the Holder will not sell or otherwise transfer this Warrant or any part thereof without the prior written consent of the Company, which shall not be unreasonably withheld; provided, however, that (i) if the Holder desires to transfer all or any portion of the Warrant to a proposed transferee (other than an Affiliate) who is, or upon exercise of the Warrant would become, a 5% Holder, the Holder must notify the Company in writing of the proposed transfer and furnish the Company with a detailed statement of the circumstances surrounding the proposed disposition (including, without limitation, the identity of and background information regarding any potential 5% Holder); and (ii) that the consent of the Company may be withheld if, in the good faith judgment of the Board, there is a substantial risk that a potential 5% Holder would use its resulting position as a shareholder of the Company to inflict harm on any of the Company, its management, employees, shareholders, bankers, advisors, service providers, market-makers or those who trade or make a market in the Company's securities. This Warrant may be transferred and assigned by the Holder only on or after the Effective Date and only if the Company shall have received an opinion of the Holder's counsel, at Holder's expense, reasonably satisfactory to the Company to the effect that the Warrants may be transferred without registration or qualification under the Securities Act and other applicable state and federal laws. Any transfers not made in compliance with this Section 6 shall be null and void, and the Company shall not in any way give effect to such transfer.

     (b) Transfer And Exchange. Subject to the provisions of Section 6.1(a), this Warrant and all rights hereunder may be transferred to any Person, in whole or in part, on the books of the Company, by the Registered Holder hereof in person, or by duly authorized attorney, upon delivery of this Warrant, properly endorsed, together with the form of assignment attached hereto as Exhibit 2, properly completed and executed by the Registered Holder, and payment of any necessary transfer tax or other governmental charge imposed upon such transfer to the Company. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred in substantially the same form as this Warrant. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant will have been so endorsed, the Person in possession of this Warrant may be treated by the Company and all other Persons dealing with this Warrant, as the absolute owner hereof for any purpose, as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and as the Registered Holder; provided, however, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

6.2  Restrictions on Transfer of Warrant Shares.

     (a) Each Holder agrees not to make any disposition of all or any portion of the Warrant Shares unless and until one of the conditions set forth in clauses
(i), (ii) and (iii) below has been satisfied. Any attempted disposition not made in compliance with this Section 6.2 shall be null and void, and the Company shall not in any way give effect to such disposition.

     (i) A registration statement under the Securities Act covering such proposed disposition must then be in effect and such disposition must be made in accordance with such registration statement;

     (ii) Such disposition is effected in compliance with Rule 144; provided, however, that the Holder shall deliver an opinion of counsel, at such Holder's expense and reasonably satisfactory to the Company, that such disposition satisfies the requirements of Rule 144; or

     (iii) (A) The Holder shall have (x) notified the Company in writing of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (y) furnished the Company with an opinion of counsel, at such Holder's expense, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act and (B) the transferee shall have agreed in writing for the benefit of the Company to be bound by this
Section 6.2.

     Notwithstanding the conditions contained in Section 6.2(a)(i) and Section 6.2(a)(ii), no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) to an Affiliate; (B) to the Holder's family members or a trust for the benefit of an individual Holder or such Holder's family members; or (C) intended as a bona fide gift made by such Holder; provided that in each case, (x) the Holder shall provide written notice to the Company of such transfer or gift and (y) the transferee shall have agreed in writing for the benefit of the Company to be bound by this Section 6.2.

     (b) The Holder agrees not to make any disposition of all or any portion of such Holder's Warrant Shares (other than in a sale of Registrable Securities in a registered public transaction in a securities market in which the Registrable Securities are traded) to a proposed transferee (other than an Affiliate) who after such transfer would be a 5% Holder and who was not a 5% Holder before such transfer, unless and until such Holder shall have (i) notified the Company in writing of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition (including, without limitation, the identity of and background information regarding any 5% Holder), and (ii) received a written notice from the Company approving such disposition; provided that the approval of the Company may be withheld if, in the good faith judgment of the Company's Board of Directors, there is a substantial risk that a 5% Holder would use its resulting position as a shareholder of the Company to inflict harm on any of the Company, its management, employees, shareholders, bankers, advisors, service providers, market-makers or those who trade or make a market in the Company's securities.

     (c) Each certificate representing Warrant Shares shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR OTHER TRANSFER, PLEDGE, OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

     THE  SHARES   REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO  CERTAIN
     RESTRICTIONS ON TRANSFER AND TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE ACT, AS SET FORTH IN A WARRANT PURSUANT TO WHICH THESE SHARES WERE ORIGINALLY ISSUED BY THE COMPANY, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RESTRICTIONS AND LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

     (d) At the request of the Holder, the Company shall be obligated to promptly re-issue certificates without the legends specified above if the Holder shall have (i) obtained and delivered to the Company an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably satisfactory to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification, or legend and (ii) delivered such securities to the Company or its transfer agent.

     (e) Any legend endorsed on a certificate pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon the Company's receipt of an order of the appropriate blue sky authority authorizing such removal.

7.   Registration Rights.

7.1  Piggyback Registration Rights.

     (a) If the Company determines to register any of the Company's securities either for the Company's own account or the account of a security holder or holders of Includable Securities ("Other Stockholders"), other than a registration relating solely to employee benefit plans or a registration relating to a corporate reorganization or other transaction on Form S-4, then the Company will:

     (i) promptly give to the Holder written notice thereof at least 20 days before filing any such registration statement; and

     (ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 7.1(b), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holder and received by the Company within 20 days after the written notice from the Company described in clause (i) above is delivered by the Company. Such written request may specify all or a part of the Holder's Registrable Securities. If the Holder decides not to include all of such Holder's Registrable Securities in such registration statement, then such Holder shall continue to have the right to include any Registrable Securities held by it in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of the Company's securities, all upon the terms and conditions set forth herein.

     (b) If the registration for which the Company gives notice is for a registered public offering involving an underwriting, then the Company shall so advise the Holder as a part of the written notice given pursuant to Section 7.1(a)(i). In such event, the right of the Holder to registration pursuant to this Section 7.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 7.1, if the underwriters' representative advises the Company in good faith and in writing (which notice the Company, in turn, shall promptly provide to all Holders requesting registration) that marketing factors require a limitation on the number of shares to be underwritten, then the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for the Company's own account and thereafter as set forth in Section 7.10. If any Person does not agree to the terms of any such underwriting, then such Person shall be excluded from the underwriting by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting in accordance with the terms hereof shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the foregoing provisions, the Company or the underwriter(s) may round the number of shares allocated to any Holder to the nearest 100 shares.

     If shares are excluded because a Person does not agree to the terms of any such underwriting, then the Company shall offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so excluded, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 7.10.Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by the Company under this Section 7.1 before the effectiveness of such registration whether or not the Holder has elected to include Registrable Securities in such registration.

     (c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to
Section 7.1 shall be borne by the Company and all Registration Expenses incurred in connection with any registration on Form S-3 pursuant to Section 7.3 shall be borne by the Holders requesting registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

7.3  Registration on Form S-3.

     (a) The Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 7, the Company shall effect one registration on Form S-3 if requested by the Holders of at least a majority of the Registrable Securities (the "Requesting Holders") (such requests shall be in writing and shall state the number of shares to be disposed of and the intended methods of disposition of such Includable Securities by the holder thereof); provided, however, that the Company shall not be obligated to effect any such registration (i) if the Holders, together with the Other Stockholders, if any, propose to sell Registrable Securities and such Includable Securities, if any, on Form S-3 at an aggregate price to the public of less than $500,000;
(ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (iii) during the period starting with the date 60 days before the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective. The Company shall use commercially reasonable efforts to keep the Form S-3 registration statement filed pursuant to this Section 7.3(a) for up to 180 days if requested by the Requesting Holders (excepting blackout periods required by law or the Company's inside trading policy.)

     (b) If a request complying with the requirements of Section 7.3(a) is delivered to the Company, then the Company will,

     (i) promptly give written notice of the proposed registration to all other holders of Includable Securities; and

     (ii) use its commercially reasonable efforts to effect such registration as soon as practicable (including, without limitation, by filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of any Includable Securities of any Person joining in such request as are specified in a written request received by the Company within 20 days after such written notice from the Company is delivered. Notwithstanding anything to the contrary contained in this Agreement, if the registration requested is to be an underwritten offering and if the underwriters have not limited the number of Registrable Securities to be underwritten, then the Company shall be entitled, at the Company's election, to join in any such registration with respect to securities to be offered by the Company or by any other party.

     (c) If the registration is for an underwritten offering, then the Company shall so advise the Holders as a part of the written notice given pursuant to
Section 7.3(b)(i). In such event, the right of any Holder, any Other Stockholder or the Company to registration pursuant to this Section 7.3 shall be conditioned upon such Person's participation in such underwriting and the inclusion of such Person's securities in the underwriting to the extent provided herein. All Holders, Other Stockholders and the Company proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Requesting Holders.

     Notwithstanding any other provision of this Section 7.3, if the underwriters' representative advises the Requesting Holders in good faith and in writing (which notice the Requesting Holders, in turn, shall promptly provide to the Company requesting registration) that marketing factors require a limitation on the number of shares to be underwritten, then the representative may (subject to the limitations set forth below) exclude all securities from, or limit the number of securities to be included in, the registration and underwriting. The
Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first, to the Requesting Holders, second, to the Company for securities being sold for the Company's own account and thereafter, as set forth in Section 7.10. If any Person does not agree to the terms of any such underwriting, then such Person shall be excluded from the underwriting by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting in accordance with the terms hereof shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the foregoing provisions, the Company or the underwriter(s) may round the number of shares allocated to any Holder or Other Stockholder to the nearest 100 shares.

     If shares are excluded because a Person does not agree to the terms of any such underwriting, then the Company shall offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so excluded, with such shares to be allocated among the Persons requesting additional inclusion in accordance with Section 7.10.

     (d) The Requesting Holders shall have the right to terminate or withdraw any registration initiated by them under this Section 7.3 before the effectiveness of such registration whether or not the Company or any Other Stockholder has elected to include securities in such registration; provided that if the Requesting Holders shall pay for all Registration Expenses in connection with such terminated or withdrawn registration, such registration shall not count for purposes of this Section 7.3.

7.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 7, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. At the Company's expense, the Company will use its commercially reasonable efforts to:

     (a) keep such registration effective for a period of 60 days (or, in the case of a registration on Form S-3, up to 180 days, if so requested by the Requesting Holders pursuant to Section 7.3(a)) or until the Holder has completed the distribution described in the registration statement relating thereto, whichever occurs first;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto, including any amendment or supplement to the prospectus, as a Holder from time to time may reasonably request;

     (d) cause all such Registrable Securities registered pursuant under this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed or eligible for quotation on the OTCBB or Other OTC Market, as the case may be;

     (e) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

     (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

7.5  Indemnification.

     (a) The Company will indemnify each Holder, each of its officers, directors, partners, members, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to any registration, qualification, or compliance that has been effected pursuant to this Section 7, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses (including any legal or other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action), claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) (a "Loss" or the "Losses") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including any preliminary prospectus), offering circular, or other document incident to any such registration, qualification, or compliance pursuant to this Section 7, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. The indemnity agreement contained in this Section 7.5(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

     (b) Each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which registration, qualification, or compliance is being effected pursuant to this Section 7, indemnify the Company, each of its directors, officers, partners, members, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other Holder and Other Stockholders, and each of their respective officers, directors, partners, members, legal counsel and accountants and each person controlling such Holder or Other Stockholder, against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including any preliminary prospectus), offering circular, or other document incident to any such registration, qualification or compliance pursuant to this Section 7, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus (including any preliminary prospectus), offering circular, or other document incident to any such registration, qualification or compliance in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. The indemnity agreement contained in this
Section 7.5(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and in no event shall any indemnity under this Section 7.5(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Each Party entitled to indemnification under this Section 7.5 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's own expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3, to the extent such failure is not materially prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 7.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Loss referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party on the other, in connection with the statements or omissions that resulted in such Loss as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the Parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Section 7.5, the provisions in the underwriting agreement shall control.

7.6 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 7.

7.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration filed by the Company for an offering of the Company's securities to the general public;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after the Company has become subject to such reporting requirements; and

     (c) so long as a Holder owns any Restricted Securities, furnish to the Holder promptly upon written request (i) a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Securities Act allowing such Holder to sell any such securities without registration.

7.8 Transfer or Assignment of Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 7 may be transferred or assigned by a Holder only to a transferee or assignee who, after such transfer, holds at least 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and similar reclassifications affecting the Company's equity securities); provided that such Holder gives the Company written notice at least 15 days prior to such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and the Company provides such Holder with written notice of its approval of such transfer or assignment within 10 days of its receipt of such notice; and, provided, further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 7.

7.9 Lock-Up Agreement. If requested by the Company and an underwriter of securities of the Company in connection with an offering in which the Holder participates as a selling stockholder, the Holder shall not sell or otherwise transfer or dispose of any securities of the Company held by the Holder (other than those included in the registration or in a transfer made pursuant to Section 6.2 hereof) during the 180-day period after the effective date of a registration statement filed by the Company under the Securities Act for such offering; provided that such restrictions are imposed on all other persons holding securities of the Company that were acquired from the Company in transactions not involving public offerings and in which such persons received registration rights. The obligations described in this Section 7.9 shall not apply to a registration relating solely to employee benefit plans or a registration relating solely to a corporate reorganization or other transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 6.2(b) with respect to the shares of securities subject to the foregoing restriction until the end of such 180-day period. The Holder agrees to execute a market standoff agreement with such underwriters in customary form consistent with the provisions of this Section 7.9. This
     Section 7.9 shall expire on the second anniversary of the Company's first registered public offering.

7.10 Allocation of Registration Opportunities. Except as otherwise provided herein, if Holders exercise registration rights under this Section 7 and all of the Registrable Securities and Includable Securities requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Includable Securities that may be so included, then the number of shares of Registrable Securities that may be so included shall be allocated among the Holders and Other Stockholders pro rata on the basis of the number of shares of Registrable Securities and Includable Securities held by such Holders and Other Stockholders; provided, however, that if any Holder or Other Stockholder does not request inclusion of at least the number of shares of Registrable Securities allocated to such Holder or Other Stockholder pursuant to the foregoing procedure, then the remaining portion of such Holder's or Other Stockholder's allocation shall be reallocated among the Requesting Holders or Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Includable Securities held by such Holders and Other Stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities that may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include Other Shares or shares held by stockholders with no registration rights or to include shares of stock held by other employees, officers, directors, or consultants pursuant to any Company stock option plan or otherwise.

7.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

7.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 7.1 shall terminate one year after the Expiration Date.

8. Loss Or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

9. Reservation Of Voting Common Stock. The Company hereby covenants that at all times there will be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Voting Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend the Restated Certificate to provide sufficient reserves of shares of Voting Common Stock issuable upon exercise of this Warrant. All such shares will be duly authorized, and when issued upon such exercise, will be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising hereunder or under federal or state securities laws. Issuance of this Warrant will constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares.

10. Representations, Warranties and Covenants of the Holder. The Holder represents, warrants and covenants as follows:

     (a) Accredited Investor; Purchase for Own Account. The Holder is an "accredited investor", as such term is defined in Section 501(a) of Regulation D of the Rules and Regulations promulgated under the Securities Act. The Holder is purchasing this Warrant solely for its own account and not for the interest of any other or for resale or distribution to others.

     (b) Private Offering. The Holder understands that (i) this Warrant and the Warrant Shares have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction in reliance upon exemptions from such registration requirements for non-public offerings and (ii) this Warrant and the Warrant Shares may not be sold, pledged or otherwise transferred unless they have been first registered under the Securities Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer.

     (c) Transfer Restrictions. The Holder will not attempt to sell, pledge or otherwise transfer this Warrant and the Warrant Shares except in accordance with the terms hereof.

     (d) Investor Status. The Holder was not organized or reorganized for the purpose of purchasing this Warrant or the Warrant Shares and is authorized, empowered and qualified to execute this Warrant and to make the commitment as herein contemplated. The Holder represents that it has made an investment decision with respect to this Warrant and the Warrant Shares independent of any investment decision made by any other person or entity purchasing shares of Preferred Stock or Common Stock of the Company.

     (e) Availability of Information and Opportunity to Ask Questions. The Holder acknowledges that all documents, records and books pertaining to the investment in the Company and requested by the Holder have been made available or delivered to the Holder. The Holder has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on behalf of the Company, concerning the terms and conditions of the offering and the business (both current and proposed) of the Company. The Holder acknowledges that all such questions, if any, have been answered to the full satisfaction of the Holder.

     (f) Certain Risks.  The Holder is aware of and  acknowledges the following:
(i) that the purchase of this Warrant and the Warrant Shares is a speculative investment that involves a high degree of risk of loss by the Holder of its entire investment in the Company; (ii) that there are substantial restrictions on the transferability of this Warrant and the Warrant Shares, there will be no public market for this Warrant or the Warrant Shares (until registered under the Securities Act in accordance with the terms hereof) and the Holder may be required to bear the financial risks of this investment for an indefinite period of time; (iii) that no federal or state agency has made any finding or determination regarding the fairness of this offering for investment, or any recommendation or endorsement of this Warrant and the Warrant Shares; and (iv) that neither the officers, directors, agents, affiliates or employees of the Company, nor any other person, has expressly or by implication, made any representation or warranty concerning the Company.

11. No Rights Or Liabilities As Stockholders. This Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase the Voting Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof will cause such Holder hereof to be a stockholder of the Company for any purpose.

12. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile, or otherwise delivered by hand or by messenger addressed:

     (a) if to the Holder, then to such Holder's address or facsimile number, as set forth on the signature page hereof or as shown in the Company's records, as may be updated in accordance with the provisions hereof;

     (b) if to any other holder of any Warrant Shares, then to such address or facsimile number, as shown in the Company's records, or, until any such holder so furnishes an address or facsimile number to the Company, then to and at the address of the last holder of such Warrant Shares for which the Company has contact information in its records; or

     (c) if to the Company, then one copy to the Company's address or facsimile number set forth on the signature page hereof and addressed to the attention of the Chief Financial Officer, or at such other address or facsimile number as the Company shall have furnished to the Holder, with a copy (which shall not constitute notice) to such counsel as the Company may designate by written notice to the Holder in accordance with the provisions of this Section 12.

     With respect to any notice given by the Company under any provision of the Maryland General Corporation Law or the Restated Certificate or By-laws of the Company, the Holder agrees that such notice may be given by facsimile.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after such communication has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above or, if sent by facsimile, upon confirmation of facsimile transfer.

13. Headings. The headings in this Warrant are for purposes of convenience in reference only, and will not be deemed to constitute a part hereof.

14. Law Governing. This Warrant will be construed and enforced in accordance with, and governed by, the internal laws of the State of New York, without regard to its conflict of laws rules.

15. No Impairment. The Company will not, by amendment of the Restated Certificate or its By-laws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of the Warrant Shares above the amount payable herefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Voting Common Stock upon exercise of this Warrant.

16.  Notices Of Record Date. In case:

     (a) the Company will take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     (b) of any consolidation or merger of the Company with or into another Person, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another Person in which holders of the Company's stock are to receive stock, securities or property of another Person;

     (c) of any voluntary dissolution, liquidation or winding-up of the Company; or

     (d) of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution, or right or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption, or conversion is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), will be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding-up. Such notice will be delivered at least fifteen (15) days prior to the date therein specified.

17. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated.

18. Counterparts. For the convenience of the parties, any number of counterparts of this Warrant may be executed by facsimile by the parties hereto and each such executed counterpart will be, and will be deemed to be, an original instrument.

19. No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date herein above first written.



                              THE COMPANY:

                              LIFE SCIENCES RESEARCH, INC.

                              By:
                                ---------------------------------------
                              Title: Chief Financial Officer



                              Address for Notices:

                              Mettlers Road
                              East Millstone, NJ 08875


                              HOLDER:

                              FOCUSED HEALTHCARE PARTNERS LLC

                              By:
                                   ------------------------------
                              Title:  Member


                              Address for Notices:

                              c/o Life Sciences Research, Inc.
                              Mettlers Road
                              East Millstone, NJ 08875





                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)


LIFE SCIENCES RESEARCH, INC.                                     WARRANT NO. S-7


The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Life Sciences Research, Inc., as provided for therein, and (check the applicable box):
 _
|_| Tenders herewith payment of the exercise price in full in the form of cash, certified or official bank check, wire transfer of immediately available funds, or in a combination thereof, in the amount of $____________ for _________ shares of Voting Common Stock.

 _
|_| Elects the cashless exercise option pursuant to Section 2.1 of the Warrant, and accordingly requests delivery of a net of ______________ shares Voting Common Stock, according to the following calculation:

            X = Y (A-B)        (    )=    (____)[(_____)-(_____)]
                -------                   -----------------------
                   A                                (_____)

     Where X = the number of Warrant Shares to be issued to Holder.

     Y = the number of Warrant Shares subject to this Warrant (or the part of thereof to be exercised).

     A = the Fair Market Value per Warrant Share on the Exercise Date.

     B = Exercise Price (as adjusted on the Exercise Date).

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional shares to (please print name, address and social security number):

Name:
                  -----------------------------------------------------

Address:
                  -----------------------------------------------------

Signature:
                  -----------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares will not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate) WARRANT NO. S-7 For value received, hereby sells, assigns and transfers unto ________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


 ------------------------------------------------------------------------------
|Name(s) of Assignee(s)   |      Address         |    # of Warrants            |
|-------------------------|----------------------|-----------------------------|
|                         |                      |                             |
|-------------------------|----------------------|-----------------------------|
|                         |                      |                             |
|-------------------------|----------------------|-----------------------------|
|                         |                      |                             |
|-------------------------+----------------------|-----------------------------|


And if said number of Warrants will not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:         _______________________

Signature:     _______________________


Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.

                          LIFE SCIENCES RESEARCH, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2002
                               VOTING COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Andrew Baker and Richard Michaelson, and either of them, attorneys and proxies, with full power of substitution and revocation to each, to vote, as designated below, all shares of Voting Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present at the Annual Meeting (including all adjournments thereof) of Stockholders of Life Sciences Research, Inc. to be held on June 11, 2002 at 10:00 A.M., local time, at 53 St., Urbanicazion Obarrio, Panama, Republic of Panama. The Board of Directors (with Mr. Baker abstaining on Proposal 2) recommends a vote FOR all proposals.

1.   Election of Directors.

         ____     FOR all nominees      ____  WITHHOLD AUTHORITY
                  listed below                to vote for all nominees
                                              listed below.

     Andrew Baker, Gabor Balthazar, John Caldwell, Kirby Cramer, Brian Cass.

     Stockholders may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee named above.

2.   Approval of FHP Warrants

     ____ FOR                   ____  AGAINST    ____ ABSTAIN


3. The Proxy is authorized to transact such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of each director named herein, FOR approval of FHP Warrants and in the discretion of said Proxy on any other matter which may come before the meeting or any adjournments thereof, except that broker non-votes will not be entitled to vote, and will have no effect on the vote with respect to the matter being considered.

                                                Dated: ___________, 2002

                                                --------------------------

                                                --------------------------
                                                       Signature(s)

NOTE:When shares are held by joint  tenants,  both should sign.  When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


================================================================================


                          LIFE SCIENCES RESEARCH, INC.

              VOTING INSTRUCTION FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2002
                               VOTING COMMON STOCK

 Solicited on Behalf of the Administrator of the Huntingdon Life Sciences, Inc.
                Savings and Investment Plan (the "401(k) Plan").


     The undersigned participant hereby provides voting instructions to the 401(k) Plan Administrator to direct the Trustee of the 401(k) Plan (the "Trustee") to vote, as designated below, all shares of Life Sciences Research, Inc. Voting Common Stock which the undersigned owns through units as participants in the 401(k) Plan, with all powers which the undersigned would possess if personally present at the Annual Meeting (including all adjournments thereof) of Stockholders of Life Sciences Research, Inc. to be held on June 11, 2002 at 10:00 A.M., local time, at 53 St., Urbanicazion Obarrio, Panama,
Republic of Panama. The Board of Directors (with Mr. Baker abstaining on Proposal 2) recommends a vote FOR all proposals.

1.   Election of Directors.

     ____     FOR all nominees     ____  WITHHOLD AUTHORITY
              listed below               to vote for all nominees listed below.

     Andrew Baker, Gabor Balthazar, John Caldwell, Kirby Cramer, Brian Cass.

     Participants may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee named above.

2.   Approval of FHP Warrants

     ____ FOR             ____  AGAINST          ____ ABSTAIN

3. The Trustee is authorized to transact such other business as may properly come before the meeting.

     The undersigned hereby instructs the 401(k) Plan Administrator to direct the Trustee to vote in accordance with the voting instructions indicated above. If no direction is given, this proxy will be voted FOR the election of each director named herein, FOR approval of FHP Warrants and in the discretion of said Trustee on any other matter which may come before the meeting or any adjournments thereof in the same percentages as indicated with respect to 401(k) Plan shares for which Voting Instructions were received.


                                                Dated: ___________, 2002

                                                --------------------------

                                                --------------------------
                                                         Signature(s)

NOTE:When shares are held by joint  tenants,  both should sign.  When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.